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                                                                    Exhibit 23.1

                   Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 1997 of Teligent, L.L.C. (formerly Associated Communications, L.L.C.), in the Registration Statement (Form
S-1) and related Prospectus for the issuance of Common Stock of Teligent, Inc.

                                        /s/ Ernst & Young LLP
                                        ------------------------------------

Pittsburgh, Pennsylvania
October 27, 1997